UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
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Baxter International Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
BAXTER INTERNATIONAL INC. 2021 Annual Meeting Vote by May 3, 2021 11:59 PM ET

BAXTER INTERNATIONAL INC. ONE BAXTER PARKWAY DEERFIELD, IL 60015

D39896-P47687

 You invested in BAXTER INTERNATIONAL INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2021.

 Get informed before you vote

View the Proxy Statement and Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 20, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.
Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	José (Joe) Almeida	For

1b.	Thomas F. Chen	For

1c.	John D. Forsyth	For

1d.	Peter S. Hellman	For

1e.	Michael F. Mahoney	For

1f.	Patricia B. Morrison	For

1g.	Stephen N. Oesterle	For

1h.	Cathy R. Smith	For

1i.	Thomas T. Stallkamp	For

1j.	Albert P.L. Stroucken	For

1k.	Amy A. Wendell	For

1l.	David S. Wilkes	For

2.	Advisory Vote to Approve Named Executive Officer Compensation	For

3.	Ratification of Appointment of Independent Registered Public Accounting Firm	For

4.	Vote to Approve the Omnibus Plan	For

5.	Vote to Approve the ESPP Amendment	For

6.	Stockholder Proposal - Right to Act by Written Consent	Against

7.	Stockholder Proposal - Independent Board Chairman	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D39897-P47687